THE SOFTWARE DEVELOPER'S COMPANY, INC.
                   PROFORMA CONSOLIDATED STATEMENT OF EARNINGS
        RESTATED FOR THE ACQUISTION OF THE INTERNET SECURITY CORPORATION
                                 MARCH 31, 1995
                                   (UNAUDITED)

                                                SOFTWARE DEVELOPERS            INTERNET SECURITY CORP.
                                                 FISCAL YEAR ENDED       FOR THE NINE MONTHS
                                                   MARCH 31, 1995       ENDING MARCH 31, 1995         TOTAL

Net Revenue:
      Product Sales                             $         34,964,445   $           1,151,746      $  36,116,191
      Marketing Services                                   4,733,290                       -          4,733,290
                                                --------------------   ---------------------      -------------
                                                          39,697,735               1,151,746         40,849,481


Costs and Expenses:
      Cost of Product Sold                                28,511,277                 643,296         29,154,573
      Cost of Marketing Services                           3,022,666                       -          3,022,666
      Selling, general & administrative                    7,842,864                 306,101          8,148,965
                                                --------------------   ---------------------      -------------
                                                          39,376,807                 949,397         40,326,204

Net Income (Loss) before interest
  and taxes                                                  320,928                 202,349            523,277

      Interest Expense - Third Party                         181,251                       -            181,251
      Interesy Expense - Related Party                        36,000                       -             36,000
      Other                                                   29,324                       -             29,324
      Provision for Income Taxes                                   -                   3,420              3,420
                                                --------------------   ---------------------      -------------

Net Income                                      $             74,353   $             198,929      $     273,282
                                                ====================   =====================      =============

                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
                       PROFORMA CONSOLIDATED BALANCE SHEET
        RESTATED FOR THE ACQUISTION OF THE INTERNET SECURITY CORPORATION
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

                                                               ASSETS

                                                          SOFTWARE DEVELOPERS     INTERNET SECURITY CORP.
                                                           SEPTEMBER 30, 1995        SEPTEMBER 30, 1995          TOTAL
CURRENT ASSETS:
     Cash                                               $              981,233    $              560,447       $    1,541,680
     Accounts Receivable Trade - Gross                               5,538,280                   429,907            5,968,187
       Allowance for Doubtful Accounts                                (393,607)                        -             (393,607)
     Accounts Receivable Product - Net                                  22,147                         -               22,147
     Inventory                                                       1,697,293                         -            1,697,293
     Other Current Assets                                              347,744                   112,871              460,615
                                                        ----------------------    ----------------------       --------------

         TOTAL CURRENT ASSETS                                        8,193,090                 1,103,225            9,296,315


Equipment and Leasehold Improvements, net                              448,810                    51,366              500,176
Intangible Assets, Net, Including Goodwill of                                                                               -
      $682,139                                                         900,764                         -              900,764
Other Assets                                                            73,476                     2,158               75,634
                                                        ----------------------    ----------------------     ----------------

                                                        $            9,616,140    $            1,156,749     $     10,772,889
                                                        ======================    ======================     ================

                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
                       PROFORMA CONSOLIDATED BALANCE SHEET
         RESTATE FOR THE ACQUISTION OF THE INTERNET SECURITY CORPORATION
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                          SOFTWARE DEVELOPERS     INTERNET SECURITY CORP.
                                                           SEPTEMBER 30, 1995        SEPTEMBER 30, 1995                 TOTAL
CURRENT LIABILITIES:
     Accounts Payable - Trade                                          4,838,792                     478,895              5,317,687
     Line of Credit                                                    1,423,470                           -              1,423,470
     Other Accrued Expenses                                              657,106                     221,677                878,783
     Accrued Payroll                                                     199,902                      90,446                290,348
     Customer Advances                                                   172,799                           -                172,799
     Capitalized Lease Obligiations                                        7,880                           -                  7,880
                                                       -------------------------   -------------------------   --------------------

         TOTAL CURRENT LIABILITIES                                     7,299,949                     791,018              8,090,967

LONG TERM NOTES PAYABLE                                                  300,000                           -                300,000

STOCKHOLDERS' EQUITY:
     Preferred stock, $.01 par value authorized
       5,000,000 shares:
     Series C, voting, non-cumulative 760,968
     shares issued and outstanding.                                        7,610                           -                  7,610

     Common Stock, voting $.01 par value for
       both companies.
SDC, 25,000,000 authorized, 7,469,599 issued
          and 7,444,498 outstanding at 9/30/95                            74,697                                             74,697
ISC, 200,000 shares authorized, issued and
         outstanding - 2,500 shares                                                                       25                     25

Additional paid-in capital                                             9,952,185                     365,706             10,317,891
Cumulative translation adjustment                                         31,068                           -                 31,068
Cumulative deficit                                                    (7,965,712)                          -             (7,965,712)
                                                       -------------------------   -------------------------   --------------------
                                                                       2,099,848                     365,731              2,465,579
Less treasury stock, at cost
          25,101 shares                                                  (83,657)                          -                (83,657)
                                                       -------------------------   -------------------------   --------------------

TOTAL STOCKHOLDERS' EQUITY                                             2,016,191                     365,731              2,381,922
                                                       -------------------------   -------------------------   --------------------

                                                        $              9,616,140   $               1,156,749   $         10,772,889
                                                       =========================   =========================   ====================

                     THE SOFTWARE DEVELOPER'S COMPANY, INC.
                   PROFORMA CONSOLIDATED STATEMENT OF EARNINGS
        RESTATED FOR THE ACQUISTION OF THE INTERNET SECURITY CORPORATION
                               SEPTEMBER 30, 1995
                                   (UNAUDITED)

                                                 SOFTWARE DEVELOPERS        INTERNET SECURITY CORP.
                                               FOR THE SIX MONTHS ENDING  FOR THE SIX MONTHS ENDING
                                                  SEPTEMBER 30, 1995          SEPTEMBER 30, 1995               TOTAL

Net Revenue:
      Product Sales                             $            23,911,602   $              1,265,528   $            25,177,130
      Marketing Services                                      2,655,583                          -                 2,655,583
                                                -----------------------   ------------------------   -----------------------
                                                             26,567,185                  1,265,528                27,832,713


Costs and Expenses:
      Cost of Product Sold                                   20,002,253                    738,374                20,740,627
      Cost of Marketing Services                              1,577,346                          -                 1,577,346
      Selling, general & administrative                       4,729,976                    371,502                 5,101,478
                                                -----------------------   ------------------------   -----------------------
                                                             26,309,575                  1,109,876                27,419,451

Net Income (Loss) before interest
  and taxes                                                     257,610                    155,652                   413,262

      Interest Expense - Third Party                             63,555                     (6,729)                   56,826
      Interesy Expense - Related Party                           18,000                          -                    18,000
      Other                                                           -                          -                        -
      Provision for Income Taxes                                      -                     62,261                    62,261
                                                -----------------------   ------------------------   -----------------------


Net Income                                      $               176,055   $                100,120   $               276,175
                                               ========================   ========================   =======================